Statements of Net Assets Available for Benefits - EBP 004 - USD ($)	Dec. 31, 2025	Dec. 31, 2024
Assets:
Investments, at fair value	$ 915,825,274	$ 822,557,690
Notes receivable from participants	28,882,175	27,510,891
Other receivables	272,898	55,676
Total assets	944,980,347	850,124,257
Net assets available for benefits	$ 944,980,347	$ 850,124,257